THE GLOBAL TOTAL RETURN FUND, INC.

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Prospectus dated March 4, 1998
(Revised as of June 1, 1998)

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The Global Total Return Fund, Inc. (the Fund) is an open-end, non-diversified, management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. There is no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in governmental (including supranational), semi-governmental or government agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies. The remainder is generally invested in corporate debt securities or longer-term bank debt securities. The Fund may also purchase and sell certain derivatives, including put and call options on securities and foreign currencies and engage in transactions involving futures contracts and options on such futures to hedge its portfolio and to attempt to enhance return. See "How the Fund Invests--Investment Objective and Policies." THE FUND IS NON-DIVERSIFIED AND MAY INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ONE OR MORE ISSUERS. INVESTMENT IN A NON-DIVERSIFIED PORTFOLIO INVOLVES GREATER RISK THAN INVESTMENT IN A DIVERSIFIED PORTFOLIO. IN ADDITION, THE FUND MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN NON-INVESTMENT GRADE SECURITIES, WHICH MAY ENTAIL ADDITIONAL RISKS. There can be no assurance that the Fund's investment objective will be achieved. Investing in Foreign Government securities, options contracts and futures contracts and options thereon involves considerations and possible risks which are different from those ordinarily associated with investing in U.S. Government securities. See "How the Fund Invests--Risk Factors." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated March 4, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

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INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

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AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
                                FUND HIGHLIGHTS
================================================================================

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS THE GLOBAL TOTAL RETURN FUND, INC.?

     The Global Total Return Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, non-diversified, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The Fund's investment objective is to seek total return, the components of which are current income and capital appreciation. It seeks to achieve this objective by investing, under normal circumstances, at least 65% of its total assets in governmental (including supranational), semi-governmental or government agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies. The remainder is generally invested in corporate debt securities or longer-term bank debt securities. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 10.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

     Investing in securities issued by foreign governments involves considerations and risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. See "How the Fund Invests--Risk Factors--Foreign Investments" at page 18. The Fund may also engage in various hedging and return enhancement strategies, including using derivatives, which may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Risk Factors--Risks of Hedging and Return Enhancement Strategies" at page 20. In addition, the Fund may invest up to 10% of its total assets in securities rated below investment grade, but with a minimum rating of B, as determined by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P) or comparably rated by another nationally recognized statistical ratings organization (NRSRO), or if unrated, deemed to be of equivalent quality by the investment adviser. Lower-rated securities are subject to a greater risk of loss of principal and interest. See "How the Fund Invests--Risk Factors--Medium and Lower-Rated Securities" at page 19.

     The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Fund. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders. See "Taxes, Dividends and Distributions" at page 25. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

WHO MANAGES THE FUND?

     Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion and .65 of 1% of such assets in excess of $1 billion. As of January 31, 1998, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $63 billion. PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation, doing business as Prudential Investments (PI); PI, through PRICOA Asset Management Ltd. (PRICOA and collectively with PI, the investment adviser), furnishes investment advisory services in connection with the management of the Fund. See "How the Fund is Managed--Manager" at page 21.

WHO DISTRIBUTES THE FUND'S SHARES?

     Prudential Investment Management Services LLC (The Distributor) acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. The Distributor is paid an annual distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .15 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares which is currently being charged at the annual rate of .75 of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 22.

WHAT IS THE MINIMUM INVESTMENT?

     The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 28 and "Shareholder Guide--Shareholder Services" at page 37.

HOW DO I PURCHASE SHARES?

     You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor, plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values Its Shares" at page 24 and "Shareholder Guide--How to Buy Shares of the Fund" at page 28.

WHAT ARE MY PURCHASE ALTERNATIVES?

     The Fund offers four classes of shares:

     o Class A Shares: Sold with an initial sales charge of up to 4% of the offering price.

     o Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     o Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

     o Class Z Shares: Sold without either an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

     See "Shareholder Guide--Alternative Purchase Plan" at page 29.

HOW DO I SELL MY SHARES?

     You may redeem shares of the Fund at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 32.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

     The Fund expects to declare dividends of net investment income at least quarterly and make distributions of any net capital gains at least annually. Dividends will be made without regard to capital or currency losses. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. The amount of income available for distribution to shareholders as ordinary income will be affected by any foreign currency gains or losses generated by the Fund upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Fund. See "Taxes, Dividends and Distributions" at page 25.


====================================================================================================================================

                                                           FUND EXPENSES

====================================================================================================================================
                                                            CLASS A SHARES     CLASS B SHARES        CLASS C SHARES   CLASS Z SHARES
                                                            --------------     --------------        --------------   --------------

SHAREHOLDER TRANSACTION EXPENSES+
  Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price) ....................        4%                None                   None              None
  Maximum Deferred Sales Load (as a percentage
   of original purchase price or redemption proceeds,
   whichever is lower) ....................................       None        5% during the first           1% on             None
                                                                             year, decreasing by 1%        redemp-
                                                                             annually to 1% in the       tions made
                                                                             fifth year and sixth        within one
                                                                              year and 0% in the           year of
                                                                                 seventh year*            purchase

  Maximum Sales Load Imposed on Reinvested
   Dividends ..............................................       None               None             None                 None
  Redemption Fees .........................................       None               None             None                 None
  Exchange Fee ............................................       None               None             None                 None

                                                             CLASS A SHARES    CLASS B SHARES     CLASS C SHARES    CLASS Z SHARES**
 ANNUAL FUND OPERATING EXPENSES                              --------------    --------------     --------------    ----------------
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees .........................................      .75%                .75%                   .75%               .75%
  12b-1 Fees (After Reduction) ............................      .15%++              .75%++                 .75%++            None
  Other Expenses ..........................................      .49%                .49%                   .49%               .49%
                                                                ----                ----                   ----               ----
  Total Fund Operating Expenses (After Reduction) .........     1.39%               1.99%                  1.99%              1.24%
                                                                ====                ====                   ====               ====

EXAMPLE                                                                             1 YEAR        3 YEARS        5 YEARS   10 YEARS
                                                                                    ------        -------        -------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
            Class A ..............................................................    $54           $82            $113      $200
            Class B ..............................................................    $70           $92            $117      $209
            Class C ..............................................................    $30           $62            $107      $232
            Class Z** ............................................................    $13           $39              --        --
You would pay the following expenses on the same investment, assuming no redemption:
            Class A ..............................................................    $54           $82            $113      $200
            Class B ..............................................................    $20           $62            $107      $209
            Class C ..............................................................    $20           $62            $107      $232
            Class Z** ............................................................    $13           $39              --        --
----------------

The above example is based on data for the Fund's fiscal year ended December 31, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is
Managed." "Other Expenses" include operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees, but exclude foreign withholding taxes.

 *   Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide
     --Conversion Feature--Class B Shares."

**   Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended December 31, 1997.

 +   Dealers may independently charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the
     National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25%
     limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++   Although the Class A, Class B and Class C Distribution and Service Plans provide that the Fund may pay up to .30 of 1%, 1% and
     1% per annum of average daily net assets of the Class A, Class B and Class C shares, respectively, the Distributor has agreed to limit its distribution fee with respect to Class A, Class B and Class C shares of the Fund to .15 of 1%, .75 of 1% and .75 of 1% per annum of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the fiscal year ending December 31, 1998. Total Fund Operating Expenses without such limitation would be 1.54% for Class A shares, 2.24% for
     Class B shares and 2.24% for Class C shares. See "How the Fund is Managed--Distributor."

====================================================================================================================================
                                                        FINANCIAL HIGHLIGHTS
                                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                                          (CLASS A SHARES)
====================================================================================================================================

     The following financial highlights have been audited for the year ended December 31, 1997 by Price Waterhouse LLP, independent accountants, and for the five years ended December 31, 1996 by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The Fund operated as a closed-end investment company prior to January 15, 1996. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                     YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------------------------------------------------------
                                       1997(d)       1996          1995(a)      1994(a)     1993(a)       1992(a)     1991(a)
                                      --------     --------       --------     --------     --------     --------     --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year ................   $   8.38     $   8.44       $   7.46     $   8.76     $   8.10     $   8.99     $   8.96
                                      --------     --------       --------     --------     --------     --------     --------
Net investment income .............        .55          .62            .54          .52          .64          .81          .84
Net realized and unrealized
 gain (loss) on investments
 and foreign currencies ...........       (.18)         .32           1.25        (1.22)         .74         (.90)        (.19)
                                      --------     --------       --------     --------     --------     --------     --------
 Total from investment
  operations ......................        .37          .94           1.79         (.70)        1.38         (.09)         .65
                                      --------     --------       --------     --------     --------     --------     --------
Dividends from net
 investment income ................       (.68)        (.62)          (.54)        (.17)        (.30)        (.75)        (.62)
Distributions from net
 realized capital gains ...........         --           --             --         (.13)        (.23)        (.05)          --
Distributions in excess of net
 investment income(b) .............       (.19)        (.50)          (.27)          --           --           --           --
Distributions in excess of
 net capital gains(b) .............         --           --            --           --          (.19)          --           --
Tax return of capital
 distributions(b) .................         --           --             --         (.30)          --           --           --
                                      --------     --------       --------     --------     --------     --------     --------
 Total distributions ..............       (.87)       (1.12)          (.81)        (.60)        (.72)        (.80)        (.62)
                                      --------     --------       --------     --------     --------     --------     --------
Redemption fee retained by Fund ...         --          .12             --           --           --           --           --
Capital charge resulting
 from the issuance of
 Fund shares ......................         --           --             --           --           --           --           --
Net asset value, end of year ......   $   7.88     $   8.38       $   8.44     $   7.46     $   8.76     $   8.10     $   8.99
                                      ========     ========       ========     ========     ========     ========     ========
Market price per share, end of year   $    N/A     $    N/A       $   8.25     $   6.13     $   8.00     $   7.50     $   8.13
                                      ========     ========       ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN
 based on(c):
  Market price ....................        N/A          N/A          49.23%      (16.12)%      16.50%        1.75%        9.42%
  Net asset value .................       4.55%       13.15%         25.45%       (8.10)%      18.12%        (.68)%       8.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000) .....   $183,054     $229,770       $559,071     $493,645     $579,942     $535,647     $593,376
Average net assets (000) ..........   $204,795     $299,026       $549,407     $536,230     $567,128     $570,812     $571,767
Ratios to average net assets:
 Expenses including
  distribution fees ...............       1.39%        1.33%          1.02%        1.04%        1.02%        1.01%         .99%
 Expenses, excluding distribution
  fees ............................       1.24%        1.18%          1.02%        1.04%        1.02%        1.01%         .99%
 Net investment income ............       6.73%        7.01%          6.50%        6.45%        7.67%        9.39%        9.69%
Portfolio turnover rate ...........         43%          32%           256%         583%         370%         192%         141%



                                      --------------------------------------
                                           1990(a)     1989(a)      1988(a)
                                          --------     --------     --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year ................       $   8.57     $   9.41     $   9.95
                                          --------     --------     --------
Net investment income .............            .89          .94          .99
Net realized and unrealized
 gain (loss) on investments
 and foreign currencies ...........            .36         (.70)         .08
                                          --------     --------     --------
 Total from investment
  operations ......................           1.25          .24         1.07
                                          --------     --------     --------
Dividends from net
 investment income ................           (.88)        (.94)        (.99)
Distributions from net
 realized capital gains ...........             --           --         (.59)
Distributions in excess of net
 investment income(b) .............             --           --           --
Distributions in excess of
 net capital gains(b) .............             --              --        --
Tax return of capital
 distributions(b) .................             --         (.14)          --
                                          --------     --------     --------
 Total distributions ..............           (.88)       (1.08)       (1.58)
                                          --------     --------     --------
Redemption fee retained by Fund ...             --           --           --
Capital charge resulting
 from the issuance of
 Fund shares ......................            .02           --         (.03)
Net asset value, end of year ......       $   8.96     $   8.57     $   9.41
                                          ========     ========     ========
Market price per share, end of year       $   8.00     $   7.88     $   9.38
                                          ========     ========     ========
TOTAL INVESTMENT RETURN
 based on(c):
  Market price ....................          12.89%       (5.06)%      13.15%
  Net asset value .................          16.18%        2.92%       11.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000) .....       $591,339     $595,824     $638,200
Average net assets (000) ..........       $596,824     $613,520     $669,379
Ratios to average net assets:
 Expenses including
  distribution fees ...............           1.03%        1.07%        1.01%
 Expenses, excluding distribution
  fees ............................           1.03%        1.07%        1.01%
 Net investment income ............          10.03%       10.63%       10.00%
Portfolio turnover rate ...........            221%         734%         371%

----------------

(a) During these periods, the Fund operated as a closed-end investment company. Effective January 15, 1996, the Fund commenced operations as an open-end investment company. Accordingly, historical expenses and ratios of expenses to average net assets are not necessarily indicative of future expenses and related ratios.

(b) These captions are provided in accordance with the American Institute of Certified Public Accountants' Statement of Position (SOP) 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" (SOP 93-2) which was applied effective January 1, 1993. Since then, the Fund has been accounting and reporting for all distributions to shareholders in conformity with SOP 93-2. In accordance with SOP 93-2, distributions for years prior to 1993 have not been restated.

(c) Total investment return based on net asset value is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return based on market value was calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

(d)  Calculated based upon weighted average shares outstanding during the year.

================================================================================

                              FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                (CLASS B SHARES)
================================================================================

     The following financial highlights have been audited for the year ended December 31, 1997 by Price Waterhouse LLP, independent accountants, and for the period from January 15, 1996 through December 31, 1996 by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                                     JANUARY 15, 1996(a)
                                                             YEAR  ENDED                   THROUGH
                                                        DECEMBER  31, 1997(d)          DECEMBER 31, 1996
                                                        --------------------         -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .................         $ 8.39                    $ 8.51
                                                               ------                    ------
Net investment income ................................            .49                       .57
Net realized and unrealized gain (loss) on investments
 and foreign currency transactions ...................           (.16)                      .26
                                                               ------                    ------
 Total from investment operations ....................            .33                       .83
                                                               ------                    ------
Dividends from net investment income .................           (.64)                     (.57)
Distributions in excess of net investment income .....           (.19)                     (.50)
                                                               ------                    ------
 Total distributions .................................           (.83)                    (1.07)
                                                               ------                    ------
Redemption fee retained by Fund ......................             --                       .12
                                                               ------                    ------
Net asset value, end of period .......................         $ 7.89                    $ 8.39
                                                               ======                    ======
TOTAL RETURN(c): .....................................           3.98%                    11.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ......................         $2,300                    $  175
Average net assets (000) .............................         $1,246                    $   52
Ratios to average net assets:
 Expenses, including distribution fees ...............           1.99%                     1.93%(b)
 Expenses, excluding distribution fees ...............           1.24%                     1.18%(b)
 Net investment income ...............................           6.13%                     6.41%(b)
Portfolio turnover rate ..............................             43%                       32%

----------

(a)  Commencement of operations.

(b)  Annualized.

(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(d)  Calculated based upon weighted average shares outstanding during the year.

================================================================================

                              FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                (CLASS C SHARES)
================================================================================

     The following financial highlights have been audited for the year ended December 31, 1997 by Price Waterhouse LLP, independent accountants, and for the period from January 15, 1996 through December 31, 1996 by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                                                                JANUARY 15, 1996(a)
                                                                                    YEAR  ENDED                     THROUGH
                                                                                DECEMBER 31, 1997(e)            DECEMBER 31, 1996
                                                                                --------------------            -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................................     $ 8.39                          $8.51
                                                                                     ------                          -----
Net investment income ..........................................................        .49                            .57
Net realized and unrealized gain (loss) on investments
 and foreign currency transactions .............................................       (.16)                           .26
                                                                                     ------                          -----
 Total from investment operations ..............................................        .33                            .83
                                                                                     ------                          -----
Dividends from net investment income ...........................................       (.64)                          (.57)
Distributions in excess of net investment income ...............................       (.19)                          (.50)
                                                                                     ------                          -----
 Total distributions ...........................................................       (.83)                         (1.07)
Redemption fee retained by Fund ................................................         --                            .12
                                                                                     ------                          -----
Net asset value, end of period .................................................     $ 7.89                          $8.39
                                                                                     ======                          =====
TOTAL RETURN(c): ...............................................................       3.98%                         11.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ................................................     $  190                           $210(d)
Average net assets (000) .......................................................     $  397                           $204(d)
Ratios to average net assets:
 Expenses, including distribution fees .........................................       1.99%                          1.93%(b)
 Expenses, excluding distribution fees .........................................       1.24%                          1.18%(b)
 Net investment income .........................................................       6.05%                          6.41%(b)
Portfolio turnover rate ........................................................         43%                            32%

----------

(a)  Commencement of operations.

(b)  Annualized.

(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(d)  Figure is actual and not rounded to nearest thousand.

(e)  Calculated based upon weighted average shares outstanding during the year.

================================================================================

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                (CLASS Z SHARES)
================================================================================


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                   CLASS Z
                                                            --------------------
                                                              MARCH 17, 1997(a)
                                                                   THROUGH
                                                            DECEMBER 31, 1997(d)
                                                            --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .........................      $ 8.32
                                                                    ------
Net investment income ........................................         .39
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions ...........................         .05
                                                                    ------
 Total from investment operations ............................         .44
                                                                    ------
Dividends from net investment income .........................        (.69)
Distributions in excess of net investment income .............        (.19)
                                                                    ------
 Total distributions .........................................        (.88)
                                                                    ------
Net asset value, end of period ...............................      $ 7.88
                                                                    ======
TOTAL RETURN(c): .............................................        5.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ..............................      $ 686
Average net assets (000) .....................................      $ 257
Ratios to average net assets:
 Expenses, including distribution fees .......................        1.24%(b)
 Expenses, excluding distribution fees .......................        1.24%(b)
 Net investment income .......................................        5.41%(b)
Portfolio turnover ...........................................          43%
----------
(a)  Commencement of operations.

(b)  Annualized.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(d) Calculated based upon weighted average shares outstanding during the period.

================================================================================
                              HOW THE FUND INVESTS
================================================================================

INVESTMENT OBJECTIVE AND POLICIES

     THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL RETURN, THE COMPONENTS OF WHICH ARE CURRENT INCOME AND CAPITAL APPRECIATION. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THIS FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY.

     THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY OF THE FUND. FUNDAMENTAL POLICIES MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

     THE FUND ATTEMPTS TO ACHIEVE ITS OBJECTIVE BY INVESTING, UNDER NORMAL CIRCUMSTANCES, AT LEAST 65% OF ITS TOTAL ASSETS IN GOVERNMENTAL (INCLUDING SUPRANATIONAL), SEMI-GOVERNMENTAL OR GOVERNMENT AGENCY DEBT SECURITIES OR IN SHORT-TERM BANK DEBT SECURITIES OR DEPOSITS IN THE UNITED STATES AND IN FOREIGN COUNTRIES DENOMINATED IN U.S. DOLLARS OR IN FOREIGN CURRENCIES, INCLUDING DEBT SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT AND FOREIGN GOVERNMENTS, THEIR AGENCIES, AUTHORITIES OR INSTRUMENTALITIES (U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES, RESPECTIVELY). THE REMAINDER IS GENERALLY INVESTED IN CORPORATE DEBT SECURITIES OR LONGER TERM BANK DEBT SECURITIES. SEE "INVESTMENT OBJECTIVE AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

     THE FUND WILL INVEST PRIMARILY IN INVESTMENT GRADE DEBT SECURITIES (I.E., THOSE RATED IN ONE OF THE FOUR HIGHEST RATING CATEGORIES BY MOODY'S, S&P OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO), OR IN NON-RATED SECURITIES DETERMINED BY THE FUND'S INVESTMENT ADVISER TO BE OF EQUIVALENT QUALITY. THE FUND MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE, WITH A MINIMUM RATING OF B, BY EITHER S&P OR MOODY'S OR COMPARABLY RATED BY ANOTHER NRSRO, OR, IF UNRATED, DEEMED TO BE OF EQUIVALENT QUALITY BY THE INVESTMENT ADVISER. See "Risk Factors--Medium and Lower-Rated Securities" below. Under normal circumstances, the Fund intends to maintain investments in at least three countries (including the United States). The Fund will not normally invest in securities denominated in a particular currency, including U.S. dollars, if immediately thereafter securities denominated in such currency would exceed 40% of the Fund's total assets. For temporary defensive and cash management purposes, the Fund may invest without limit in U.S. Treasury or other dollar denominated debt securities or high-quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks and short-term obligations issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

     The Fund may invest up to 35% of its total assets in corporate debt securities and other non-government debt securities and (subject to the Fund's maturity limitations) in intermediate-term and long-term bank debt securities in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies. See "Corporate and Other Non-Government Debt Securities" below. The Fund may also engage in various strategies using derivatives, including the use of options on securities and currencies and futures contracts and options thereon. See "Hedging and Return Enhancement Strategies" below.

     The Fund will maintain, under normal circumstances, an average maturity of not more than ten years and, in general, will not invest in securities with remaining maturities greater than ten years. The average maturity of the Fund's portfolio will be actively managed in light of market conditions and trends. Generally, when the investment adviser expects interest rates to rise, the average maturity of the Fund's portfolio will be shortened. Conversely, when the investment adviser expects interest rates to fall, the average maturity of the Fund's portfolio will be lengthened.

     The Fund is a "non-diversified" investment company and may invest more than 5% of its total assets in the securities of one or more issuers. However, the Fund intends to limit its investments in the securities of any one issuer, except for securities issued or guaranteed as to payment of principal and interest by any one government, supranational issuer, semi-government or government agency, authority or instrumentality, to 5% of its total assets at the time of purchase. Except for securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, the Fund will not invest 25% or more of its total assets at the time of purchase in the securities of a central government or a supranational issuer and not more than 10% of its total assets in securities of a semi-government or government agency, authority or instrumentality. Investment in a non-diversified investment company involves greater risk than investment in a diversified investment company because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio.

U.S. GOVERNMENT SECURITIES

     THE U.S. GOVERNMENT SECURITIES IN WHICH THE FUND MAY INVEST INCLUDE U.S. TREASURY SECURITIES, SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, AND MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES.

U.S. TREASURY SECURITIES

     THE FUND MAY INVEST IN U.S. TREASURY SECURITIES, INCLUDING BILLS, NOTES, BONDS AND OTHER DEBT SECURITIES ISSUED BY THE U.S. TREASURY. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND
INSTRUMENTALITIES

     THE FUND MAY INVEST IN DEBT SECURITIES ISSUED OR GUARANTEED BY AGENCIES OR INSTRUMENTALITIES OF THE U.S. GOVERNMENT, INCLUDING, BUT NOT LIMITED TO, GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) AND FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) SECURITIES. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities.

     THE FUND MAY INVEST IN COMPONENT PARTS OF U.S. GOVERNMENT DEBT SECURITIES, NAMELY EITHER THE CORPUS (PRINCIPAL) OF SUCH OBLIGATIONS OR ONE OR MORE OF THE INTEREST PAYMENTS SCHEDULED TO BE PAID ON SUCH OBLIGATIONS. These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components; or
(iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities. Combined with investments in similar foreign government and semi-governmental entity securities, the Fund will not invest more than 10% of its total assets in such securities. See "Investment Objective and Policies--Corporate and Other Non-Government Debt Securities" in the Statement of Additional Information.

MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES

     THE FUND MAY INVEST IN MORTGAGE-BACKED SECURITIES AND OTHER DERIVATIVE MORTGAGE PRODUCTS, INCLUDING THOSE REPRESENTING AN UNDIVIDED OWNERSHIP INTEREST IN A POOL OF MORTGAGES, E.G., GNMA, FNMA AND FHLMC CERTIFICATES

WHERE THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES GUARANTEES THE PAYMENT OF INTEREST AND PRINCIPAL OF THESE SECURITIES. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of the Fund's shares. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

     IN ADDITION TO GNMA, FNMA OR FHLMC CERTIFICATES THROUGH WHICH THE HOLDER RECEIVES A SHARE OF ALL INTEREST AND PRINCIPAL PAYMENTS FROM THE MORTGAGES UNDERLYING THE CERTIFICATE, THE FUND MAY ALSO INVEST IN CERTAIN MORTGAGE PASS-THROUGH SECURITIES ISSUED BY THE U.S. GOVERNMENT OR ITS AGENCIES AND INSTRUMENTALITIES COMMONLY REFERRED TO AS MORTGAGE-BACKED SECURITY STRIPS OR MBS STRIPS. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     The Fund will invest in both Adjustable Rate Mortgage Securities, which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities, which are collateralized by fixed-rate mortgages. See "Investment Objective and Policies" in the Statement of Additional Information. For purposes of the Fund's maturity limitation, the maturity of a mortgage-backed security will be deemed to be equal to its remaining maturity (i.e., the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages).

FOREIGN GOVERNMENT SECURITIES

     FOREIGN GOVERNMENT SECURITIES INCLUDE DEBT SECURITIES ISSUED OR GUARANTEED, AS TO PAYMENT OF PRINCIPAL AND INTEREST, BY GOVERNMENTS, SEMI-GOVERNMENTAL ENTITIES, GOVERNMENTAL AGENCIES, SUPRANATIONAL ENTITIES AND OTHER GOVERNMENTAL ENTITIES (COLLECTIVELY, GOVERNMENT ENTITIES). The Fund may invest in the Foreign Government securities of developed countries and developing or emerging market countries that the investment adviser believes to be stable. Foreign Government securities may be denominated in U.S. dollars or in foreign currencies.

     A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

     Foreign Government securities also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the fifteen member states of the European Union. Foreign Government securities also include mortgage-backed securities issued or guaranteed by foreign Government Entities including semi-governmental entities and Brady Bonds, which are long-term bonds issued by Government Entities in developing countries as part of a restructuring of their commercial loans. See "Investment Objective and Policies--Foreign Securities" in the Statement of Additional Information.

     RETURNS AVAILABLE FROM FOREIGN CURRENCY DENOMINATED DEBT INSTRUMENTS CAN BE ADVERSELY AFFECTED BY CHANGES IN EXCHANGE RATES. THE FUND'S INVESTMENT ADVISER BELIEVES THAT THE USE OF FOREIGN CURRENCY HEDGING TECHNIQUES, INCLUDING "CROSS-CURRENCY HEDGES" MAY ASSIST, UNDER CERTAIN CONDITIONS, IN HELPING TO PROTECT AGAINST DECLINES IN THE U.S. DOLLAR VALUE OF INCOME AVAILABLE FOR DISTRIBUTION TO SHAREHOLDERS AND DECLINES IN THE NET ASSET VALUE OF THE FUND'S SHARES RESULTING FROM ADVERSE CHANGES IN CURRENCY EXCHANGE RATES. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-currency hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

     THE FUND MAY INVEST WITHOUT LIMITATION IN COMMERCIAL PAPER AND OTHER INSTRUMENTS WHICH ARE INDEXED TO CERTAIN SPECIFIC FOREIGN CURRENCY EXCHANGE RATES. The terms of such instruments provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such instruments with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such instruments entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

     The Fund may invest in component parts of debt securities of foreign governments or semi-governmental entities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These securities may take the form of (i) obligations from which the interest coupons have been stripped (principal only); (ii) the interest coupons that are stripped (interest only); (iii) book-entries at a bank representing ownership of obligation components; or (iv) receipts evidencing the component parts (corpus or coupons) of obligations that have not actually been stripped. Such receipts evidence ownership of component parts of obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party. Stripped securities are, in general, more sensitive to interest rate changes than securities that have not been stripped. Combined with investments in similar U.S. Government securities, the Fund will not invest more than 10% of its total assets in such securities.

CORPORATE AND OTHER NON-GOVERNMENT DEBT SECURITIES

     THE FUND MAY INVEST IN CORPORATE AND OTHER NON-GOVERNMENT DEBT OBLIGATIONS OF DOMESTIC AND FOREIGN ISSUERS INCLUDING CONVERTIBLE SECURITIES AND (SUBJECT TO THE FUND'S MATURITY LIMITATIONS) IN INTERMEDIATE-TERM AND LONG-TERM BANK DEBT SECURITIES IN THE UNITED STATES AND IN FOREIGN COUNTRIES DENOMINATED IN U.S. DOLLARS OR IN FOREIGN CURRENCIES. ISSUERS ARE NOT LIMITED TO THE CORPORATE FORM OF ORGANIZATION. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.

     Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include both corporate and U.S. and foreign government securities. Pay-in-kind securities have their interest payable upon maturity by delivery of additional securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest payable at regular intervals. Certain debt securities are subject to call provisions. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular interest payment periods. See "Investment Objective and Policies--Corporate and Other Non-Government Debt Securities" in the Statement of Additional Information.

     THE FUND IS PERMITTED TO INVEST IN ADJUSTABLE RATE OR FLOATING RATE DEBT SECURITIES, INCLUDING CORPORATE SECURITIES AND SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES, WHOSE INTEREST RATE IS CALCULATED BY REFERENCE TO A SPECIFIED INDEX SUCH AS THE CONSTANT MATURITY TREASURY RATE, THE T-BILL RATE OR LIBOR (LONDON INTERBANK OFFERED RATE) AND IS RESET PERIODICALLY. Adjustable rate securities allow the Fund to participate in increases in interest rates through these periodic adjustments. The value of adjustable or floating rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable or floating rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments of similar maturities. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower net asset value until the coupon resets to market rates.

MONEY MARKET INSTRUMENTS

     The Fund may invest in high quality money market instruments, including, among others, commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may invest in money market instruments without limit for temporary defensive and cash management purposes. To the extent the Fund otherwise invests in money market instruments, it is subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

     REPURCHASE AGREEMENTS

     The Fund will enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund does not currently intend to invest in repurchase agreements whose maturities exceed one year. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission. See "Additional Investment Policies--Repurchase Agreements" in the Statement of Additional Information.

     ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. Subject to this segregation requirement, the Fund may purchase securities on such basis without limit.

     BORROWING

     The Fund may borrow up to 20% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowing falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

     PORTFOLIO TURNOVER

     As a result of the Fund's investment policies, its portfolio turnover rate may exceed 100%, although the rate is not expected to exceed 250%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions (or mark-ups) and other transaction rates, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

HEDGING AND RETURN ENHANCEMENT STRATEGIES

     THE FUND MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of options, foreign currency contracts and futures contracts and options thereon (including interest rate futures contracts and currency futures contracts and options thereon). The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Additional Investment Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

     OPTIONS TRANSACTIONS

     THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES THAT ARE TRADED ON U.S. AND FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ATTEMPT TO ENHANCE RETURN OR TO HEDGE ITS PORTFOLIO INVESTMENTS. THESE OPTIONS WILL BE ON DEBT SECURITIES, AGGREGATES OF DEBT SECURITIES, FINANCIAL INDICES, U.S. GOVERNMENT SECURITIES (LISTED ON AN EXCHANGE AND OVER-THE-COUNTER, I.E., PURCHASED OR SOLD THROUGH U.S. GOVERNMENT SECURITIES DEALERS), FOREIGN GOVERNMENT SECURITIES AND FOREIGN CURRENCIES. The Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same type. See "Additional Investment Policies--Options on Securities" in the Statement of Additional Information.

     A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

     A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) maintains in a segregated account cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. See "Additional Investment Policies--Options on Securities--Additional Risks of Options, Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

     FOREIGN CURRENCY EXCHANGE CONTRACTS

     THE FUND MAY ENTER INTO FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS PORTFOLIO AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in or convertible into that currency or in a different currency (cross hedge). The Fund may also cross hedge its currency exposure under circumstances where the investment adviser believes that the currency in which a security is denominated may deteriorate against the dollar and that the possible loss in value can be hedged, return can be enhanced and risks can be managed by entering into forward contracts to sell the deteriorating currency and buy a currency that is expected to appreciate in relation to the dollar. Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. See "Additional Investment Policies--Foreign Currency Exchange Contracts" in the Statement of Additional Information.

     The Fund will not enter into forward contracts to purchase or sell currency if, as a result thereof, the net liquidation value of all such contracts exceeds 5% of the Fund's net assets.

     FUTURES CONTRACTS AND OPTIONS THEREON

     THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on debt securities, aggregates of debt securities, financial indices, U.S. Government securities, Foreign Government securities, foreign currencies and composite foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

     The Fund may not purchase or sell futures contracts and related options to attempt to enhance return or for risk management purposes, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The total contract value of all futures contracts sold will not exceed the total market value of the Fund's investments.

     Futures contracts and related options are generally subject to segregation requirements of the Commission and the coverage requirements of the CFTC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commission merchant in amounts necessary to effect the Fund's transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.

     THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than a specified futures contract, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

     THE FUND'S ABILITY TO ENTER INTO OR CLOSE OUT FUTURES CONTRACTS AND OPTIONS THEREON IS LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY. See "Additional Investment Policies--Futures Contracts and --Options on Futures Contracts" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

RISK FACTORS

     FOREIGN INVESTMENTS

     INVESTING IN SECURITIES ISSUED BY FOREIGN GOVERNMENTS INVOLVES CONSIDERATIONS AND POSSIBLE RISKS NOT TYPICALLY ASSOCIATED WITH INVESTING IN OBLIGATIONS ISSUED BY THE U.S. GOVERNMENT AND DOMESTIC CORPORATIONS. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

     THE FUND WILL INVEST IN FOREIGN GOVERNMENT SECURITIES DENOMINATED IN FOREIGN CURRENCIES. A CHANGE IN THE VALUE OF ANY SUCH CURRENCY AGAINST THE U.S. DOLLAR WILL RESULT IN A CORRESPONDING CHANGE IN THE U.S. DOLLAR VALUE OF THE FUND'S ASSETS DENOMINATED IN THAT CURRENCY. THESE CURRENCY FLUCTUATIONS CAN RESULT IN GAINS OR LOSSES FOR THE FUND. FOR EXAMPLE, IF A FOREIGN SECURITY INCREASES IN VALUE AS MEASURED IN ITS CURRENCY, AN INCREASE IN VALUE OF THE U.S. DOLLAR, RELATIVE TO THE CURRENCY IN WHICH THE FOREIGN SECURITY IS DENOMINATED CAN OFFSET SOME OR ALL OF SUCH GAINS. THESE CURRENCY CHANGES WILL ALSO AFFECT THE FUND'S RETURN, INCOME AND DISTRIBUTIONS TO SHAREHOLDERS. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.

     The Fund's interest income from Foreign Government securities issued in local markets may, in some cases, be subject to applicable withholding taxes imposed by governments in such markets. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. Interest on Foreign Government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     INVESTING IN THE FIXED-INCOME MARKETS OF EMERGING MARKET COUNTRIES INVOLVES EXPOSURE TO ECONOMIES THAT ARE GENERALLY LESS DIVERSE AND MATURE, AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY THAN THOSE OF DEVELOPED COUNTRIES. HISTORICAL EXPERIENCE INDICATES THAT THE MARKETS OF DEVELOPING COUNTRIES HAVE BEEN MORE VOLATILE THAN THE MARKETS OF DEVELOPED COUNTRIES. THE RISKS ASSOCIATED WITH INVESTMENTS IN FOREIGN SECURITIES, DESCRIBED ABOVE, MAY BE GREATER WITH RESPECT TO INVESTMENTS IN DEVELOPING COUNTRIES.

     MEDIUM AND LOWER-RATED SECURITIES

     The Fund may invest in medium grade securities (i.e., rated Baa by Moody's, BBB by S&P's or comparably rated by another NRSRO) and up to 10% of its total assets in lower-rated securities (i.e., rated lower than Baa by Moody's, lower than BBB by S&P's or comparably rated by another NRSRO) or, in either case if unrated, deemed to be of equivalent quality by the investment adviser. However, the Fund will not purchase a security rated lower than B by Moody's or S&P's. Securities rated Baa by Moody's, although considered investment grade, possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds. See "Appendix A--Description of Security Ratings."

     Generally, lower-rated securities and unrated securities of comparable quality, commonly referred to as junk bonds (i.e., securities rated lower than Baa by Moody's or BBB by S&P's or comparably rated by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The investment adviser, under the supervision of the Manager and the Directors, in evaluating the creditworthiness of an issuer whether rated or unrated, takes various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the investment adviser will consider this event in its determination of whether the Fund should continue to hold the securities.

     During the year ended December 31, 1997, the monthly dollar-weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

                                              PERCENTAGE OF
                          RATING             TOTAL INVESTMENTS
                          ------             -----------------

                          AAA/Aaa      =           67.90%
                           AA/Aa       =            6.62
                            A/A        =            4.42
                          BBB/Baa      =           12.38
                           BB/Ba       =            5.74
                            B/B        =            1.32
                          CCC/Caa      =              --
                           CC/Ca       =              --
                          Unrated      =            1.62

     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts and foreign currencies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging techniques. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

================================================================================
                             HOW THE FUND IS MANAGED
================================================================================

     THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, INVESTMENT ADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S INVESTMENT ADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

     For the period ended December 31, 1997, the Fund's total expenses as a percentage of average net assets for Class A, Class B, Class C and Class Z shares were 1.39%, 1.99%, 1.99% and 1.24% (annualized), respectively. See "Financial Highlights."

MANAGER

     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .75 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $500 MILLION, .70 OF 1% OF SUCH ASSETS BETWEEN $500 MILLION AND $1 BILLION AND .65 OF 1% OF SUCH ASSETS IN EXCESS OF $1 BILLION. PIFM is organized in New York as a limited liability company. For the fiscal year ended December 31, 1997, the Fund paid management fees to PIFM of .75% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

     As of January 31, 1998, PIFM served as the manager of 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $63 billion.

     UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

     UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI), PI THROUGH A SUBADVISORY AGREEMENT WITH PRICOA ASSET MANAGEMENT LTD. (PRICOA, AND COLLECTIVELY WITH PI, THE INVESTMENT ADVISER) FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND. PI REIMBURSES PRICOA, AND PIFM REIMBURSES PI, FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the investment adviser's performance of such services.

     The Fund is managed by J. Gabriel Irwin and Simon Wells, who head a Global Fixed Income Group of PI. As a team, they have responsibility for the day-to-day management of the Fund's portfolio. Messrs. Irwin and Wells have been officers of PRICOA since August 1997 and have been employed by PI and Prudential-Bache Securities (U.K.) Inc. since April 1995. Messrs. Irwin and Wells were previously employed by Smith Barney Global Capital Management Inc., where they worked together as Directors and senior members of the Investment Policy Committee and managed approximately $1.5 billion in institutional and mutual fund assets. Messrs. Irwin and Wells also serve as the portfolio managers of Prudential Global Limited Maturity Fund, Inc. (Limited Maturity Portfolio), Prudential Intermediate Global Income Fund, Inc. and Prudential International Bond Fund, Inc.

     PIFM and PIC are wholly-owned subsidiaries of Prudential, a major diversified insurance and financial services company. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. PRICOA, a subsidiary of Prudential, is a private limited company organized under the laws of England and regulated by IMRO in the conduct of its investment business. Its address is 115 Houndsditch, London EC3A 7BU.

DISTRIBUTOR

     PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292, previously served as the exclusive distributor of Fund shares and will serve as a co-distributor of the Fund for shares sold through its financial advisors until approximately July 1, 1998. Thereafter, Prudential Investment Management Services LLC will serve as the exclusive distributor of Fund shares. Prudential Securities Incorporated is an indirect, wholly-owned subsidiary of Prudential.

     UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers that have entered into agreements with the Distributor in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSET VALUE OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has agreed to limit its distribution related fees payable under the Class A Plan to .15 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1998.

     UNDER THE CLASS B AND CLASS C PLANS, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B and Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B and Class C shares; provided that the total distribution-related fee does not exceed .75 of 1%. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has agreed to limit its distribution-related fees payable under the Class B and Class C Plans to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1998. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

     For the fiscal year ended December 31, 1997, the Fund paid distribution expenses of .15%, .75% and .75% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVERS

     The Distributor has agreed to limit its distribution fees for the Class A, Class B and Class C shares as described under "Distributor." Fee waivers will increase the Fund's yield and total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."

PORTFOLIO TRANSACTIONS

     Affiliates of the Distributor may act as brokers and/or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services LLC (PMFS) Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15035, New Brunswick, New Jersey 08906-5005.

YEAR 2000

     The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

================================================================================
                         HOW THE FUND VALUES ITS SHARES
================================================================================

     THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

     The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

================================================================================
                       HOW THE FUND CALCULATES PERFORMANCE
================================================================================

     FROM TIME TO TIME THE FUND MAY ADVERTISE ITS YIELD, AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN IN ADVERTISEMENTS OR SALES LITERATURE. YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

================================================================================
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
================================================================================

     TAXATION OF THE FUND

     THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be a return of capital to you, reducing your basis in your Fund shares. See "Dividends and Distributions" below.

     The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. The Fund may be permitted to "pass through" to shareholders the right to take credits against federal income taxes or deductions in respect of foreign taxes paid by the Fund. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each fiscal year and at October 31 of such fiscal year, such investments held by the Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     TAXATION OF SHAREHOLDERS

     Any dividends out of net taxable investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. CERTAIN GAINS OR LOSSES FROM FLUCTUATIONS IN EXCHANGE RATES (SECTION 988 GAINS OR LOSSES) WILL AFFECT THE AMOUNT OF ORDINARY INCOME THE FUND WILL BE ABLE TO PAY AS DIVIDENDS. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders currently is 35%.

     Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or in additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.

     Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to interest income, capital and currency gain, gain or loss from
Section 1256 contracts, dividend income from foreign corporations and income from some other sources are not eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. With respect to non-corporate shareholders, gain or loss on shares held more than 18 months will be considered in determining a holder's adjusted net capital gain subject to a maximum statutory tax rate of 20%.

     The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

     WITHHOLDING TAXES. Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of taxable dividends, capital gain income and redemption proceeds on the accounts of certain shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Any dividends out of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate if applicable).

     Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     DIVIDENDS AND DISTRIBUTIONS

     The Fund expects to declare dividends of net investment income at least quarterly and make distributions at least annually of any net capital gains. Dividends will be made without regard to capital losses. Any net realized currency losses may result in a tax basis return of capital. Any net capital losses will be carried forward to offset net capital gains in future years.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fee applicable with respect to Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be in the same amount per share for each class of shares. See "How the Fund Values its Shares."

     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15035, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year.

     As of December 31, 1997, the Fund had a capital loss carryforward for federal income tax purposes of approximately $2,165,900 which expires in 2002. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward amount.

     IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.

================================================================================
                               GENERAL INFORMATION
================================================================================

DESCRIPTION OF COMMON STOCK

     THE FUND WAS INCORPORATED IN MARYLAND ON MAY 6, 1986 UNDER THE NAME "THE GLOBAL YIELD FUND, INC." AS A CLOSED-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY. THE FUND OPERATED AS A CLOSED-END FUND PRIOR TO JANUARY 15, 1996. ON DECEMBER 6, 1995, SHAREHOLDERS APPROVED OPEN-ENDING THE FUND AND THE FUND HAS OPERATED AS AN OPEN-END FUND SINCE JANUARY 15, 1996. THE FUND IS AUTHORIZED TO ISSUE 2 BILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, CONSISTING OF 500 MILLION CLASS A SHARES, 500 MILLION CLASS B SHARES, 500 MILLION CLASS C SHARES AND 500 MILLION CLASS Z SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

     The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

     THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS FOR EXAMPLE THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OF THE FUND OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

================================================================================
                                SHAREHOLDER GUIDE
================================================================================

HOW TO BUY SHARES OF THE FUND

     YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15035, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form by the Distributor, your Dealer or the Transfer Agent, plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Payment may be made by cash, wire, check or through your brokerage account. See "Alternative Purchase Plan" and "How the Fund Values its Shares."

     In order to receive that day's NAV, your order must be received before the Fund's NAV is computed (currently 4:15 P.M., New York time). If you purchase shares through your Dealer, the Dealer must receive your order before the Fund's NAV is computed that day and must transmit the order to the Distributor that same day for you to receive that day's NAV.

     The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below. See "Shareholder Services" below.

     The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

     If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares in street name with their Dealer will not receive stock certificates.

     Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

     Transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston,

Massachusetts, Custody and Shareholder Services Division, Attention: The Global Total Return Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time) on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies The Global Total Return Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

     THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                       ANNUAL 12B-1 FEES
                                                   (AS A % OF AVERAGE DAILY
                     SALES CHARGE                        NET ASSETS)                    OTHER INFORMATION
                     ------------                  -------------------------            -----------------
CLASS A   Maximum initial sales charge of 4%        .30 of 1% (currently        Initial sales charge waived or reduced
          of the public offering price              being charged at a rate     for certain purchases
                                                    of .15 of 1%)

CLASS B   Maximum CDSC of 5% of the                 1% (currently being         Shares convert to Class A shares
          lesser of the amount invested or          charged at a rate of        approximately seven years after
          the redemption proceeds; declines         .75 of 1%)                  purchase
          to zero after six years

CLASS C   Maximum CDSC of 1% of the lesser          1% (currently being         Shares do not convert to another class
          of the amount invested or the             charged at a rate of
          redemption  proceeds on                   .75 of 1%)
          redemptions made within one
          year of purchase

CLASS Z   None                                      None                        Sold to a limited group of investors

     The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

     Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

     IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 6 years, you should consider purchasing Class A shares over either Class B or Class C shares regardless of whether or not you qualify for a reduced sales charge on Class A shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over the period of time or redemptions during which the CDSC is applicable.

     ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

     CLASS A SHARES

     The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV following receipt of an order by the Transfer Agent, the Distributor or your Broker plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                               SALES CHARGE AS               SALES CHARGE AS                DEALER CONCESSION AS
                                PERCENTAGE OF                 PERCENTAGE OF                     PERCENTAGE OF
AMOUNT OF PURCHASE             OFFERING PRICE                AMOUNT INVESTED                   OFFERING PRICE
------------------             ---------------               ---------------                -----------------
Less than $50,000                  4.00%                          4.17%                            3.75%
$50,000 to $99,999                 3.50%                          3.63%                            3.25%
$100,000 to $249,999               2.75%                          2.83%                            2.50%
$250,000 to $499,999               2.00%                          2.04%                            1.90%
$500,000 to $999,999               1.50%                          1.52%                            1.40%
$1,000,000 and above               None                           None                             None

     The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined under the federal securities laws. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

     In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

     REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

     BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent and for which the Transfer Agent does individual account record keeping (Direct Account Benefit Plans) Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

     SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers provided that purchases at NAV are permitted by such person's employer, and (f) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator, (g) investors previously eligible to purchase Class A shares at NAV because of their participation in programs sponsored by an affiliate of the Distributor for certain retirement plan or deferred compensation plan participants, (h) orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs), and (i) orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker-dealer, investment adviser or financial planner (e.g., mutual fund "supermarket" programs).

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

     CLASS B AND CLASS C SHARES

     The offering price of Class B and Class C shares for investors choosing one of the deferred sales alternatives is the NAV next determined following receipt of an order by the Transfer Agent, a Dealer or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

     CLASS Z SHARES

     Class Z shares are currently available for purchase by: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans); provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor Prudential, for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans for which an affiliate of the Distributor serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of an affiliate of the Distributor who participate in an employer-sponsored employee savings plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

     YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If your are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (i.e., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund

     IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15035, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves this right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

     PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays,
(b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR THE TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable (i.e., U.S. Government securities or securities listed on a national exchange) and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through your Dealer or the Distributor the Distributor, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. For more information on the rule which disallows a loss on the sale or exchange of shares of the Fund which are replaced, see "Taxes, Dividends and Distributions" in the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGES

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares." The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                  CDSC AS A PERCENTAGE
   YEAR SINCE PURCHASE                              OF DOLLARS INVESTED
      PAYMENT MADE                                OR REDEMPTION PROCEEDS
   ------------------                             ----------------------
      First .....................................          5.0%
      Second ....................................          4.0%
      Third .....................................          3.0%
      Fourth ....................................          2.0%
      Fifth .....................................          1.0%
      Sixth .....................................          1.0%
      Seventh ...................................          None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

     Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the Transfer Agent either directly or through your Dealer at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

     AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the Fund in which shares were initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING

PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15035, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

     SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

     The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

     FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

     To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges.

     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested.

     o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account. For additional information about this service, you may contact the Transfer Agent directly.

     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

     o REPORTS TO SHAREHOLDERS. The Fund will send to you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at
(732) 417-7555 (collect).

     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                                   APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

     Moody's short-term Ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

     PRIME-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

FUND HIGHLIGHTS ...........................................................    2
 What are the Fund's Risk Factors and Special Characteristics? ............    2
FUND EXPENSES .............................................................    5
FINANCIAL HIGHLIGHTS ......................................................    6
HOW THE FUND INVESTS ......................................................   10
 Investment Objective and Policies ........................................   10
 Other Investments and Policies ...........................................   14
 Hedging and Return Enhancement Strategies ................................   16
 Risk Factors .............................................................   18
 Investment Restrictions ..................................................   20
HOW THE FUND IS MANAGED ...................................................   21
 Manager ..................................................................   21
 Distributor ..............................................................   22
 Fee Waivers ..............................................................   23
 Portfolio Transactions ...................................................   23
 Custodian and Transfer and Dividend Disbursing Agent .....................   23
 Year 2000 ................................................................   23
HOW THE FUND VALUES ITS SHARES ............................................   24
HOW THE FUND CALCULATES PERFORMANCE .......................................   24
TAXES, DIVIDENDS AND DISTRIBUTIONS ........................................   25
GENERAL INFORMATION .......................................................   27
 Description of Common Stock ..............................................   27
 Additional Information ...................................................   28
SHAREHOLDER GUIDE .........................................................   28
 How to Buy Shares of the Fund ............................................   28
 Alternative Purchase Plan ................................................   29
 How to Sell Your Shares ..................................................   32
 Conversion Feature--Class B Shares .......................................   36
 How to Exchange Your Shares ..............................................   37
 Shareholder Services .....................................................   37
DESCRIPTION OF SECURITY RATINGS............................................  A-1
================================================================================

MF169P
                CUSIP Nos.: Class A: 37936L-30-2
                            Class B: 37936L-40-1
                            Class C: 37936L-50-0
                            Class D: 37936L-20-3

                                   The Global
                            Total Return Fund, Inc.
                                   PROSPECTUS

                                   [GRAPHIC]


                                 MARCH 4, 1998
                             [REVISED JUNE 1, 1998]



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